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POWER OF ATTORNEY – SIR JOHN BANHAM

BY THIS POWER OF ATTORNEY dated 11th June 2004

I, Sir John Banham of Cyclacel Limited, James Lindsay Place, Dundee Technopole, Dundee DD1 5JJ, being a director of Crocodile Group plc (the Company), hereby severally appoint each of Spiro Rombotis and Paul McBarron, each of Cyclacel Limited, James Lindsay Place, Dundee Technopole, Dundee DD1 5JJ, and any other director of the Company to be my true and lawful attorney (each, the Attorney) in my name and on my behalf to:

(1)

sign the listing particulars (the Listing Particulars) and the registration statement on form F-1 (the US Prospectus and, together with the Listing Particulars, the Prospectus) to be published by the Company in connection with the proposed global offer (the Offer) of new ordinary shares in the form of ordinary shares and American Depositary Shares (ADSs) in the Company, the application to the UK Listing Authority for admission of the entire ordinary share capital of the Company (the Shares) to the official list of the UK Listing Authority and to the London Stock Exchange for the Shares to be admitted to trading on its market for listed securities and the application for approval of the ADSs for quotation on the Nasdaq National Market (the Admission) (the latest drafts of which have been initialled by me for the purpose of identification and are attached to this letter), subject to any amendments that my Attorney may in his absolute discretion think necessary or desirable;

(2)

sign on my behalf any document by which I may accept or confirm responsibility for the Prospectus and/or other documents issued in connection with the Offer or the Admission, including (but not limited to) any letter of responsibility required under paragraph 5.5 of the Listing Rules of the UK Listing Authority and any additional registration statement required by the US Securities and Exchange Commission (the SEC) in relation to the Offer and/or Admission (including, but not limited to, form F-6);

(3)

approve and sign the underwriting agreement (the Underwriting Agreement) to be made between the Company, the directors of the Company, Morgan Stanley & Co. International Limited, Morgan Stanley Securities Limited, SG Cowen & Co., LLC, Leerink Swann and Company and Needham & Company, Inc. (the latest draft of which has been initialled by me for the purpose of identification and is attached to this letter) on my behalf (whether as a member or director of the Company);

(4)

approve and sign the certificate to be delivered on behalf of the directors of the Company in relation to the representations and warranties contained in the Underwriting Agreement as at the day of Admission and on the day of exercise of the over-allotment option currently referred to in section 5 of the Underwriting Agreement, in each case as required under section 8(c) of the Underwriting Agreement (as currently drafted); and

(5)

approve, sign, seal and deliver and/or execute any other documents that would fall to be approved, signed, sealed, delivered and/or executed by me and to do or cause to be done all such acts and things as my Attorney may in his absolute discretion think necessary or desirable in connection with the Offer, the Admission and the Underwriting Agreement.

I undertake to ratify and confirm whatever my Attorney may do in my name or on my behalf in exercising the powers contained in this document.

This power of attorney shall be governed by and construed in accordance with English law.

IN WITNESS of which this power of attorney has been executed as a deed and has been delivered on the date that appears first above.

SIGNED as a deed by Sir John Banham

)

/s/     J. Banham________________

in the presence of:

)

Witness's

Signature:

/s/    L.E. Gumm_____________

Name:

L.E. Gumm_________________

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POWER OF ATTORNEY – SPIRO ROMBOTIS

BY THIS POWER OF ATTORNEY dated 30 June 2004

I, Spiro Rombotis of Cyclacel Limited, James Lindsay Place, Dundee Technopole, Dundee DD1 5JJ, being a director of Crocodile Group plc (the Company), hereby severally appoint each of Sir John Banham and Paul McBarron, each of Cyclacel Limited, James Lindsay Place, Dundee Technopole, Dundee DD1 5JJ, and any other director of the Company to be my true and lawful attorney (each, the Attorney) in my name and on my behalf to:

(6)

sign the listing particulars (the Listing Particulars) and the registration statement on form F-1 (the US Prospectus and, together with the Listing Particulars, the Prospectus) to be published by the Company in connection with the proposed global offer (the Offer) of new ordinary shares in the form of ordinary shares and American Depositary Shares (ADSs) in the Company, the application to the UK Listing Authority for admission of the entire ordinary share capital of the Company (the Shares) to the official list of the UK Listing Authority and to the London Stock Exchange for the Shares to be admitted to trading on its market for listed securities and the application for approval of the ADSs for quotation on the Nasdaq National Market (the Admission) (the latest drafts of which have been initialled by me for the purpose of identification and are attached to this letter), subject to any amendments that my Attorney may in his absolute discretion think necessary or desirable;

(7)

sign on my behalf any document by which I may accept or confirm responsibility for the Prospectus and/or other documents issued in connection with the Offer or the Admission, including (but not limited to) any letter of responsibility required under paragraph 5.5 of the Listing Rules of the UK Listing Authority and any additional registration statement required by the US Securities and Exchange Commission (the SEC) in relation to the Offer and/or Admission (including, but not limited to, form F-6);

(8)

approve and sign the underwriting agreement (the Underwriting Agreement) to be made between the Company, the directors of the Company, Morgan Stanley & Co. International Limited, Morgan Stanley Securities Limited, SG Cowen & Co., LLC, Leerink Swann and Company and Needham & Company, Inc. (the latest draft of which has been initialled by me for the purpose of identification and is attached to this letter) on my behalf (whether as a member or director of the Company);

(9)

approve and sign the certificate to be delivered on behalf of the directors of the Company in relation to the representations and warranties contained in the Underwriting Agreement as at the day of Admission and on the day of exercise of the over-allotment option currently referred to in section 5 of the Underwriting Agreement, in each case as required under section 8(c) of the Underwriting Agreement (as currently drafted); and

(10)

approve, sign, seal and deliver and/or execute any other documents that would fall to be approved, signed, sealed, delivered and/or executed by me and to do or cause to be done all such acts and things as my Attorney may in his absolute discretion think necessary or desirable in connection with the Offer, the Admission and the Underwriting Agreement.

I undertake to ratify and confirm whatever my Attorney may do in my name or on my behalf in exercising the powers contained in this document.

This power of attorney shall be governed by and construed in accordance with English law.

IN WITNESS of which this power of attorney has been executed as a deed and has been delivered on the date that appears first above.

SIGNED as a deed by Spiro Rombotis

)

/s/       S. Rombotis____________

in the presence of:

)

Witness's

Signature:

/s/    P. Daskalopoulos_______

Name:

Prof. P. Daskalopoulos_______

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POWER OF ATTORNEY – DR. ROBERT JACKSON

BY THIS POWER OF ATTORNEY dated 30 June 2004

I, Dr. Robert Jackson of Cyclacel Limited, James Lindsay Place, Dundee Technopole, Dundee DD1 5JJ, being a director of Crocodile Group plc (the Company), hereby severally appoint each of Sir John Banham, Spiro Rombotis and Paul McBarron, all of Cyclacel Limited, James Lindsay Place, Dundee Technopole, Dundee DD1 5JJ, and any other director of the Company to be my true and lawful attorney (each, the Attorney) in my name and on my behalf to:

(11)

sign the listing particulars (the Listing Particulars) and the registration statement on form F-1 (the US Prospectus and, together with the Listing Particulars, the Prospectus) to be published by the Company in connection with the proposed global offer (the Offer) of new ordinary shares in the form of ordinary shares and American Depositary Shares (ADSs) in the Company, the application to the UK Listing Authority for admission of the entire ordinary share capital of the Company (the Shares) to the official list of the UK Listing Authority and to the London Stock Exchange for the Shares to be admitted to trading on its market for listed securities and the application for approval of the ADSs for quotation on the Nasdaq National Market (the Admission) (the latest drafts of which have been initialled by me for the purpose of identification and are attached to this letter), subject to any amendments that my Attorney may in his absolute discretion think necessary or desirable;

(12)

sign on my behalf any document by which I may accept or confirm responsibility for the Prospectus and/or other documents issued in connection with the Offer or the Admission, including (but not limited to) any letter of responsibility required under paragraph 5.5 of the Listing Rules of the UK Listing Authority and any additional registration statement required by the US Securities and Exchange Commission (the SEC) in relation to the Offer and/or Admission (including, but not limited to, form F-6);

(13)

approve and sign the underwriting agreement (the Underwriting Agreement) to be made between the Company, the directors of the Company, Morgan Stanley & Co. International Limited, Morgan Stanley Securities Limited, SG Cowen & Co., LLC, Leerink Swann and Company and Needham & Company, Inc. (the latest draft of which has been initialled by me for the purpose of identification and is attached to this letter) on my behalf (whether as a member or director of the Company);

(14)

approve and sign the certificate to be delivered on behalf of the directors of the Company in relation to the representations and warranties contained in the Underwriting Agreement as at the day of Admission and on the day of exercise of the over-allotment option currently referred to in section 5 of the Underwriting Agreement, in each case as required under section 8(c) of the Underwriting Agreement (as currently drafted); and

(15)

approve, sign, seal and deliver and/or execute any other documents that would fall to be approved, signed, sealed, delivered and/or executed by me and to do or cause to be done all such acts and things as my Attorney may in his absolute discretion think necessary or desirable in connection with the Offer, the Admission and the Underwriting Agreement.

I undertake to ratify and confirm whatever my Attorney may do in my name or on my behalf in exercising the powers contained in this document.

This power of attorney shall be governed by and construed in accordance with English law.

IN WITNESS of which this power of attorney has been executed as a deed and has been delivered on the date that appears first above.

SIGNED as a deed by Dr. Robert Jackson

)

/s/    R. Jackson__________

in the presence of:

)

Witness's

Signature:

/s/    D. Jongs_____________

Name:

D. Jongs ________________

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POWER OF ATTORNEY – PAUL MCBARRON

BY THIS POWER OF ATTORNEY dated 30 June 2004

I, Paul McBarron of Cyclacel Limited, James Lindsay Place, Dundee Technopole, Dundee DD1 5JJ, being a director of Crocodile Group plc (the Company), hereby severally appoint each of Sir John Banham and Spiro Rombotis, each of Cyclacel Limited, James Lindsay Place, Dundee Technopole, Dundee DD1 5JJ and any other director of the Company to be my true and lawful attorney (each, the Attorney) in my name and on my behalf to:

(16)

sign the listing particulars (the Listing Particulars) and the registration statement on form F-1 (the US Prospectus and, together with the Listing Particulars, the Prospectus) to be published by the Company in connection with the proposed global offer (the Offer) of new ordinary shares in the form of ordinary shares and American Depositary Shares (ADSs) in the Company, the application to the UK Listing Authority for admission of the entire ordinary share capital of the Company (the Shares) to the official list of the UK Listing Authority and to the London Stock Exchange for the Shares to be admitted to trading on its market for listed securities and the application for approval of the ADSs for quotation on the Nasdaq National Market (the Admission) (the latest drafts of which have been initialled by me for the purpose of identification and are attached to this letter), subject to any amendments that my Attorney may in his absolute discretion think necessary or desirable;

(17)

sign on my behalf any document by which I may accept or confirm responsibility for the Prospectus and/or other documents issued in connection with the Offer or the Admission, including (but not limited to) any letter of responsibility required under paragraph 5.5 of the Listing Rules of the UK Listing Authority and any additional registration statement required by the US Securities and Exchange Commission (the SEC) in relation to the Offer and/or Admission (including, but not limited to, form F-6);

(18)

approve and sign the underwriting agreement (the Underwriting Agreement) to be made between the Company, the directors of the Company, Morgan Stanley & Co. International Limited, Morgan Stanley Securities Limited, SG Cowen & Co., LLC, Leerink Swann and Company and Needham & Company, Inc. (the latest draft of which has been initialled by me for the purpose of identification and is attached to this letter) on my behalf (whether as a member or director of the Company);

(19)

approve and sign the certificate to be delivered on behalf of the directors of the Company in relation to the representations and warranties contained in the Underwriting Agreement as at the day of Admission and on the day of exercise of the over-allotment option currently referred to in section 5 of the Underwriting Agreement, in each case as required under section 8(c) of the Underwriting Agreement (as currently drafted); and

(20)

approve, sign, seal and deliver and/or execute any other documents that would fall to be approved, signed, sealed, delivered and/or executed by me and to do or cause to be done all such acts and things as my Attorney may in his absolute discretion think necessary or desirable in connection with the Offer, the Admission and the Underwriting Agreement.

I undertake to ratify and confirm whatever my Attorney may do in my name or on my behalf in exercising the powers contained in this document.

This power of attorney shall be governed by and construed in accordance with English law.

IN WITNESS of which this power of attorney has been executed as a deed and has been delivered on the date that appears first above.

SIGNED as a deed by Paul McBarron

)

/s/    P. McBarron________________

in the presence of:

)

Witness's

Signature:

/s/    Serena Seddon______

Name:

Serena Seddon__________

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POWER OF ATTORNEY – PROFESSOR SIR DAVID LANE

BY THIS POWER OF ATTORNEY dated 17th June 2004

I, Professor Sir David Lane of Cyclacel Limited, James Lindsay Place, Dundee Technopole, Dundee DD1 5JJ, being a director of Crocodile Group plc (the Company), hereby severally appoint each of Sir John Banham, Spiro Rombotis and Paul McBarron, all of Cyclacel Limited, James Lindsay Place, Dundee Technopole, Dundee DD1 5JJ and any other director of the Company to be my true and lawful attorney (each, the Attorney) in my name and on my behalf to:

(21)

sign the listing particulars (the Listing Particulars) and the registration statement on form F-1 (the US Prospectus and, together with the Listing Particulars, the Prospectus) to be published by the Company in connection with the proposed global offer (the Offer) of new ordinary shares in the form of ordinary shares and American Depositary Shares (ADSs) in the Company, the application to the UK Listing Authority for admission of the entire ordinary share capital of the Company (the Shares) to the official list of the UK Listing Authority and to the London Stock Exchange for the Shares to be admitted to trading on its market for listed securities and the application for approval of the ADSs for quotation on the Nasdaq National Market (the Admission) (the latest drafts of which have been initialled by me for the purpose of identification and are attached to this letter), subject to any amendments that my Attorney may in his absolute discretion think necessary or desirable;

(22)

sign on my behalf any document by which I may accept or confirm responsibility for the Prospectus and/or other documents issued in connection with the Offer or the Admission, including (but not limited to) any letter of responsibility required under paragraph 5.5 of the Listing Rules of the UK Listing Authority and any additional registration statement required by the US Securities and Exchange Commission (the SEC) in relation to the Offer and/or Admission (including, but not limited to, form F-6);

(23)

approve and sign the underwriting agreement (the Underwriting Agreement) to be made between the Company, the directors of the Company, Morgan Stanley & Co. International Limited, Morgan Stanley Securities Limited, SG Cowen & Co., LLC, Leerink Swann and Company and Needham & Company, Inc. (the latest draft of which has been initialled by me for the purpose of identification and is attached to this letter) on my behalf (whether as a member or director of the Company);

(24)

approve and sign the certificate to be delivered on behalf of the directors of the Company in relation to the representations and warranties contained in the Underwriting Agreement as at the day of Admission and on the day of exercise of the over-allotment option currently referred to in section 5 of the Underwriting Agreement, in each case as required under section 8(c) of the Underwriting Agreement (as currently drafted); and

(25)

approve, sign, seal and deliver and/or execute any other documents that would fall to be approved, signed, sealed, delivered and/or executed by me and to do or cause to be done all such acts and things as my Attorney may in his absolute discretion think necessary or desirable in connection with the Offer, the Admission and the Underwriting Agreement.

I undertake to ratify and confirm whatever my Attorney may do in my name or on my behalf in exercising the powers contained in this document.

This power of attorney shall be governed by and construed in accordance with English law.

IN WITNESS of which this power of attorney has been executed as a deed and has been delivered on the date that appears first above.

SIGNED as a deed by Professor Sir David Lane

)

/s/    D. P. Lane______________

in the presence of:

)

Witness's

Signature:

/s/    A. Zwirlein__________

Name:

Anne Zwirlein______________

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POWER OF ATTORNEY – PROFESSOR GORDON MCVIE

BY THIS POWER OF ATTORNEY dated 8th June 2004

I, Professor Gordon McVie of Cyclacel Limited, James Lindsay Place, Dundee Technopole, Dundee DD1 5JJ, being a director of Crocodile Group plc (the Company), hereby severally appoint each of Sir John Banham, Spiro Rombotis and Paul McBarron, all of Cyclacel Limited, James Lindsay Place, Dundee Technopole, Dundee DD1 5JJ and any other director of the Company to be my true and lawful attorney (each, the Attorney) in my name and on my behalf to:

(26)

sign the listing particulars (the Listing Particulars) and the registration statement on form F-1 (the US Prospectus and, together with the Listing Particulars, the Prospectus) to be published by the Company in connection with the proposed global offer (the Offer) of new ordinary shares in the form of ordinary shares and American Depositary Shares (ADSs) in the Company, the application to the UK Listing Authority for admission of the entire ordinary share capital of the Company (the Shares) to the official list of the UK Listing Authority and to the London Stock Exchange for the Shares to be admitted to trading on its market for listed securities and the application for approval of the ADSs for quotation on the Nasdaq National Market (the Admission) (the latest drafts of which have been initialled by me for the purpose of identification and are attached to this letter), subject to any amendments that my Attorney may in his absolute discretion think necessary or desirable;

(27)

sign on my behalf any document by which I may accept or confirm responsibility for the Prospectus and/or other documents issued in connection with the Offer or the Admission, including (but not limited to) any letter of responsibility required under paragraph 5.5 of the Listing Rules of the UK Listing Authority and any additional registration statement required by the US Securities and Exchange Commission (the SEC) in relation to the Offer and/or Admission (including, but not limited to, form F-6);

(28)

approve and sign the underwriting agreement (the Underwriting Agreement) to be made between the Company, the directors of the Company, Morgan Stanley & Co. International Limited, Morgan Stanley Securities Limited, SG Cowen & Co., LLC, Leerink Swann and Company and Needham & Company, Inc. (the latest draft of which has been initialled by me for the purpose of identification and is attached to this letter) on my behalf (whether as a member or director of the Company);

(29)

approve and sign the certificate to be delivered on behalf of the directors of the Company in relation to the representations and warranties contained in the Underwriting Agreement as at the day of Admission and on the day of exercise of the over-allotment option currently referred to in section 5 of the Underwriting Agreement, in each case as required under section 8(c) of the Underwriting Agreement (as currently drafted); and

(30)

approve, sign, seal and deliver and/or execute any other documents that would fall to be approved, signed, sealed, delivered and/or executed by me and to do or cause to be done all such acts and things as my Attorney may in his absolute discretion think necessary or desirable in connection with the Offer, the Admission and the Underwriting Agreement.

I undertake to ratify and confirm whatever my Attorney may do in my name or on my behalf in exercising the powers contained in this document.

This power of attorney shall be governed by and construed in accordance with English law.

IN WITNESS of which this power of attorney has been executed as a deed and has been delivered on the date that appears first above.

SIGNED as a deed by Professor Gordon McVie

)

/s/    G. McVie_______________

in the presence of:

)

Witness's

Signature:

/s/    J. Hughes_____________

Name:

Jeanette Hughes____________

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POWER OF ATTORNEY – DR. DAVID U'PRICHARD

BY THIS POWER OF ATTORNEY dated 14th June 2004

I, Dr. David U'Prichard of Cyclacel Limited, James Lindsay Place, Dundee Technopole, Dundee DD1 5JJ, being a director of Crocodile Group plc (the Company), hereby severally appoint each of Sir John Banham, Spiro Rombotis and Paul McBarron, all of Cyclacel Limited, James Lindsay Place, Dundee Technopole, Dundee DD1 5JJ, and any other director of the Company to be my true and lawful attorney (each, the Attorney) in my name and on my behalf to:

(31)

sign the listing particulars (the Listing Particulars) and the registration statement on form F-1 (the US Prospectus and, together with the Listing Particulars, the Prospectus) to be published by the Company in connection with the proposed global offer (the Offer) of new ordinary shares in the form of ordinary shares and American Depositary Shares (ADSs) in the Company, the application to the UK Listing Authority for admission of the entire ordinary share capital of the Company (the Shares) to the official list of the UK Listing Authority and to the London Stock Exchange for the Shares to be admitted to trading on its market for listed securities and the application for approval of the ADSs for quotation on the Nasdaq National Market (the Admission) (the latest drafts of which have been initialled by me for the purpose of identification and are attached to this letter), subject to any amendments that my Attorney may in his absolute discretion think necessary or desirable;

(32)

sign on my behalf any document by which I may accept or confirm responsibility for the Prospectus and/or other documents issued in connection with the Offer or the Admission, including (but not limited to) any letter of responsibility required under paragraph 5.5 of the Listing Rules of the UK Listing Authority and any additional registration statement required by the US Securities and Exchange Commission (the SEC) in relation to the Offer and/or Admission (including, but not limited to, form F-6);

(33)

approve and sign the underwriting agreement (the Underwriting Agreement) to be made between the Company, the directors of the Company, Morgan Stanley & Co. International Limited, Morgan Stanley Securities Limited, SG Cowen & Co., LLC, Leerink Swann and Company and Needham & Company, Inc. (the latest draft of which has been initialled by me for the purpose of identification and is attached to this letter) on my behalf (whether as a member or director of the Company);

(34)

approve and sign the certificate to be delivered on behalf of the directors of the Company in relation to the representations and warranties contained in the Underwriting Agreement as at the day of Admission and on the day of exercise of the over-allotment option currently referred to in section 5 of the Underwriting Agreement, in each case as required under section 8(c) of the Underwriting Agreement (as currently drafted); and

(35)

approve, sign, seal and deliver and/or execute any other documents that would fall to be approved, signed, sealed, delivered and/or executed by me and to do or cause to be done all such acts and things as my Attorney may in his absolute discretion think necessary or desirable in connection with the Offer, the Admission and the Underwriting Agreement.

I undertake to ratify and confirm whatever my Attorney may do in my name or on my behalf in exercising the powers contained in this document.

This power of attorney shall be governed by and construed in accordance with English law.

IN WITNESS of which this power of attorney has been executed as a deed and has been delivered on the date that appears first above.

SIGNED as a deed by Dr. David U'Prichard

)

/s/    D. U'Prichard_______________

in the presence of:

)

Witness's

Signature:

/s/    S. Karella_____________

Name:

Sangitta Karella_____________